UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2013

ALKERMES PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ireland	00–35299	98-1007018
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

Connaught House 1 Burlington Road
Dublin 4, Ireland
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On May 15, 2013, the Board of Directors (the “Board”) of Alkermes plc (the “Company”) elected Ms. Nancy J. Wysenski to serve as a director of the Company, effective May 15, 2013. The Board has designated Ms. Wysenski as a Class I director and, as such, Ms. Wysenski will stand for re-election at the Company’s 2015 annual general meeting of shareholders. Ms. Wysenski was not appointed as a member of any committee of the Board.

As compensation for her service on the Board, Ms. Wysenski will be entitled to receive the Company’s standard compensation for non-employee directors consisting of an annual cash retainer of $60,000 for service on the Board and $3,500 for participation in each Board meeting, an initial equity grant of 35,000 ordinary shares upon election to the Board and an annual equity grant of 25,000 ordinary shares on the date of the annual general meeting of shareholders.  In addition, for her service until the next annual general meeting of shareholders, Ms. Wysenski will receive an equity grant of 6,250 ordinary shares, which is equal to the product of the annual director ordinary share grant multiplied by a fraction, the numerator of which equals the number of months remaining until the next annual meeting of our shareholders and the denominator of which equals 12. The Company’s standard non-employee director compensation is set forth under the section entitled “Director Compensation” in the Company’s definitive proxy statement for its Annual General Meeting of Shareholders’ for the fiscal year ended March 31, 2012, which section is incorporated herein by reference. There are no arrangements or understandings between Ms. Wysenski and any other persons pursuant to which Ms. Wysenski was named a director of the Company.  Ms. Wysenski has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

A copy of the press release, issued by the Company on May 16, 2013, announcing the election of Nancy J. Wysenski to the board of directors of the Company is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated May 16, 2013, announcing election of Nancy J. Wysenski to the Alkermes plc Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: May 16, 2013	By:	/s/ James M. Frates
James M. Frates
Senior Vice President and Chief Financial Officer